Exhibit (24)


                            FIRST UNION CORPORATION

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Corporation that are issuable under the Corporation's 1998 Employee Stock Purchase Plan, and to sign any and all amendments to such Registration Statement.


            Signature                           Capacity
            ---------                           --------

/s/ Edward E. Crutchfield                       Chairman and Chief
----------------------------                     Executive Officer and
Edward E. Crutchfield                            Director


/s/ Robert T. Atwood                            Executive Vice President
----------------------------                      and Chief Financial
Robert T. Atwood                                  Officer


/s/ James H. Hatch                              Senior Vice President and
----------------------------                      Corporate Controller
James H. Hatch                                    (Principal Accounting
                                                   Officer)


----------------------------                    Director
Edward E. Barr


/s/ G. Alex Bernhardt                           Director
----------------------------
G. Alex Bernhardt


/s/ W. Waldo Bradley                            Director
----------------------------
W. Waldo Bradley

/s/ Robert J. Brown                             Director
----------------------------
Robert J. Brown


/s/ A. Dano Davis                               Director
----------------------------
A. Dano Davis


/s/ R. Stuart Dickson                           Director
----------------------------
R. Stuart Dickson


/s/ B.F. Dolan                                  Director
----------------------------
B. F. Dolan


/s/ Roddey Dowd, Sr.                            Director
----------------------------
Roddey Dowd, Sr.


/s/ John R. Georgius                            Director
----------------------------
John R. Georgius


----------------------------                    Director
Arthur M. Goldberg


/s/ William H. Goodwin, Jr.                     Director
----------------------------
William H. Goodwin, Jr.


/s/ Howard H. Haworth                           Director
----------------------------
Howard H. Haworth


/s/ Frank M. Henry                              Director
----------------------------
Frank M. Henry


/s/ Leonard G. Herring                          Director
----------------------------
Leonard G. Herring


/s/ Jack A. Laughery                            Director
----------------------------
Jack A. Laughery


/s/ Max Lennon                                  Director
----------------------------
Max Lennon

/s/ Radford D. Lovett                           Director
----------------------------
Radford D. Lovett


/s/ Mackey J. McDonald                          Director
----------------------------
Mackey J. McDonald


/s/ Malcolm S. McDonald                         Director
----------------------------
Malcolm S. McDonald


/s/ Joseph Neubauer                             Director
----------------------------
Joseph Neubauer


/s/ Randolph N. Reynolds                        Director
----------------------------
Randolph N. Reynolds


/s/ Ruth G. Shaw                                Director
----------------------------
Ruth G. Shaw


/s/ Charles M. Shelton, Sr.                     Director
----------------------------
Charles M. Shelton, Sr.


/s/ Lanty L. Smith                              Director
----------------------------
Lanty L. Smith


/s/ Anthony P. Terracciano                      Director
----------------------------
Anthony P. Terracciano


----------------------------                    Director
Dewey L. Trogdon


/s/ John D. Uible                               Director
----------------------------
John D. Uible


/s/ B.J. Walker                                 Director
----------------------------
B.J. Walker


February 17, 1998
Charlotte, NC




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